UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2012 (May 24, 2012)

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 24, 2012, MOCON, Inc. (the “Company”) held its annual meeting of shareholders.  At the annual meeting, the shareholders of the Company (i) elected the six persons named below to serve as directors of the Company, (ii) approved a non-binding advisory proposal on the Company’s executive compensation, (iii) recommended, in a non-binding, advisory vote, that future advisory votes on the Company’s executive compensation should be held every year, and (iv) ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  The final results of the shareholder vote on each matter brought before the meeting were as follows:

1.            Election of Directors

	For	Against/Withhold	Abstain	Broker Non-Votes
Robert L. Demorest	3,121,342	45,070	—	1,869,329
Donald N. DeMorett	3,119,529	46,883	—	1,869,329
Robert F. Gallagher	3,137,409	29,003	—	1,869,329
Daniel W. Mayer	3,121,912	44,500	—	1,869,329
Richard A. Proulx	3,109,411	57,001	—	1,869,329
Tom C. Thomas	3,130,773	35,639	—	1,869,329

The Company’s Board of Directors reduced its size from eight to six, effective as of the end of the annual meeting of shareholders, in accordance with the Company’s Third Restated Bylaws, as amended.  The Company’s Board is now comprised of six directors, with four outside directors and two inside directors.

2.            Advisory proposal on the Company’s executive compensation.

For:	2,779,031

Against:	218,735

Abstain:	168,646

Broker Non-Votes:	1,869,329

3.            Advisory vote on the frequency of future advisory votes on the Company’s executive compensation.

Every Year:	1,617,776

Every 2 Years:	60,162

Every 3 Years:	1,239,657

Abstain:	248,815

Broker Non-Votes:	1,869,329

In light of the voting results concerning the frequency with which shareholders will be provided an advisory vote on executive compensation that were delivered at the Company’s 2012 annual meeting of shareholders, the Company’s Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation until the next required vote on the frequency of shareholder votes on executive compensation.  The Company is required to hold votes on frequency at least every six years.

4.            Ratification of Independent Registered Public Accounting Firm.

For:	4,960,788

Against:	34,854

Abstain:	40,098

Broker Non-Votes:	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.

Dated: May 29, 2012	By:	/s/ Darrell B. Lee
Darrell B. Lee
Vice President, Chief Financial Officer,
Treasurer and Secretary